Employee Benefit Plans	12 Months Ended
Dec. 31, 2015
Employee Benefit Plans
(15)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k) and/or after-tax contributions up to 80.0% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. In 2015, 2014, and 2013, the Company matched up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any legal fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $205, $214, and $144 in 2015, 2014, and 2013, respectively, toward the AAAP matching contributions and administration expenses.

In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.